Exhibit 10.6

FOURTH AMENDMENT TO
AMENDED AND RESTATED MASTER LEASE AGREEMENT
(LEASE NO. 4)

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AGREEMENT (LEASE NO. 4) (this “Amendment”) is made and entered into as of August 31, 2012 by and among each of the parties identified on the signature pages hereof as a landlord (collectively, “Landlord”) and each of the parties identified on the signature pages hereof as a tenant (jointly and severally, “Tenant”).

W I T N E S S E T H:

WHEREAS, pursuant to the terms of that certain Amended and Restated Master Lease Agreement (Lease No. 4), dated as of August 4, 2009, as amended by that certain First Amendment to Amended and Restated Master Lease Agreement (Lease No. 4), dated as of October 1, 2009, that certain Partial Termination of and Second Amendment to Amended and Restated Master Lease Agreement (Lease No. 4), dated as of May 1, 2011, and that certain Third Amendment to Amended and Restated Master Lease Agreement (Lease No. 4), dated as of June 20, 2011 (as so amended, “Amended Lease No. 4”), Landlord leases to Tenant, and Tenant leases from Landlord, the Leased Property (this and other capitalized terms used but not otherwise defined herein having the meanings given such terms in Amended Lease No. 4), all as more particularly described in Amended Lease No. 4; and

WHEREAS, simultaneously herewith, SNH/LTA Properties GA LLC (“SNH/LTA GA”) has acquired the real property and related improvements comprising the senior living facility known as Savannah Square and located at One Savannah Square Drive, Savannah, GA 31406, as more particularly described on Exhibit A-29 attached hereto (the “Savannah Square Property”) and SNH/LTA Properties Trust (“SNH/LTA Trust”) has acquired the real property and related improvements comprising: (i) the senior living facility known as Remington Club I & II, and located at 16925 and 16916 Hierba Drive, San Diego, CA 92128, as more particularly described on Exhibit A-28 attached hereto (the “Remington Property”); and (ii) the senior living facility known as Morningside of Bellgrade and located at 2800 Polo Parkway, Midlothian, VA 23113, as more particularly described on Exhibit A-30 attached hereto (the “Bellgrade Property” and together with the Savannah Square Property and the Remington Property, the “Acquired Properties”); and

WHEREAS, SNH/LTA GA wishes to lease the Savannah Square Property to Five Star Quality Care Trust (“FSQC Trust”) and FSQC Trust wishes to lease the Savannah Square Property from SNH/LTA GA; and

WHEREAS, SNH/LTA Trust wishes to lease the Remington Property and the Bellgrade Property to FSQC Trust and FSQC Trust wishes to lease the Remington Property and the Bellgrade Property from SNH/LTA Trust; and

WHEREAS, SNH/LTA GA, SNH/LTA Trust and the other entities comprising Landlord, and FSQC Trust and the other entities comprising Tenant, wish to amend Amended Lease No. 4 to include the Acquired Properties;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree that, effective as of the date hereof, Amended Lease No. 4 is hereby amended as follows:

1.                                      Definition of Minimum Rent.  The defined term “Minimum Rent” set forth in Section 1.68 of Amended Lease No. 4 is deleted in its entirety and replaced with the following:

“Minimum Rent”  shall mean the sum of Thirty-Four Million Two Hundred Fifty-Four Thousand Two Hundred Sixty Nine and 56/100 Dollars ($34,254,269.56) per annum.

2.                                      Leased Property.  Section 2.1 of Amended Lease No. 4 is amended by deleting subsection (a) therefrom in its entirety and replacing it with the following:

(a)                                 those certain tracts, pieces and parcels of land as more particularly described on Exhibits A-1 through A-30 attached hereto and made a part hereof (the “Land”);

3.                                      Arbitration.  Article 22 of Amended Lease No. 1 is deleted in its entirety and replaced with the following:

ARTICLE 22

ARBITRATION

(a)                                 Any disputes, claims or controversies between or among the parties hereto (i) arising out of or relating to this Agreement, or (ii) brought by or on behalf of any shareholder of the parties hereto (which, for purposes of this Article 22, shall mean any shareholder of record or any beneficial owner of shares of the parties hereto, or any former shareholder of record or beneficial owner of shares of the parties hereto), either on his, her or its own behalf, on behalf of the parties hereto or on behalf of any series or class of shares of the parties hereto or shareholders of the parties hereto against the parties hereto or any trustee, director, officer, manager (including Reit Management & Research LLC or its successor), agent or employee of the parties hereto, including disputes, claims or controversies relating to the meaning, interpretation, effect, validity, performance or enforcement of this Agreement, including this arbitration agreement, the declaration of trust, limited liability company agreement, partnership agreement or analogous governing instruments, as applicable, of the parties hereto, or the bylaws of the parties hereto (all of which are referred to as “Disputes”), or relating in any way to such a Dispute or Disputes, shall on the demand of any party to such Dispute be resolved through binding and final arbitration in accordance with the Commercial Arbitration Rules (the “Rules”) of the American Arbitration Association (“AAA”) then in effect, except as those Rules may be modified in this Article 22.  For the avoidance of doubt, and not as a limitation, Disputes are intended to include derivative actions against trustees, directors, officers or managers of the parties hereto and class actions by a shareholder against those individuals or entities and the parties hereto.  For the

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avoidance of doubt, a Dispute shall include a Dispute made derivatively on behalf of one party against another party.

(b)                                 There shall be three arbitrators.  If there are only two parties to the Dispute (with, for purposes of this Article 22, any and all parties involved in the Dispute and owned by the same ultimate parent entity treated as one party), each party shall select one arbitrator within 15 days after receipt by respondent of a copy of the demand for arbitration.  Such arbitrators may be affiliated or interested persons of such parties.  If either party fails to timely select an arbitrator, the other party to the Dispute shall select the second arbitrator who shall be neutral and impartial and shall not be affiliated with or an interested person of either party. If there are more than two parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, shall each select, by the vote of a majority of the claimants or the respondents, as the case may be, one arbitrator. Such arbitrators may be affiliated or interested persons of the claimants or the respondents, as the case may be.  If either all claimants or all respondents fail to timely select an arbitrator then such arbitrator (who shall be neutral, impartial and unaffiliated with any party) shall be appointed by the AAA.  The two arbitrators so appointed shall jointly appoint the third and presiding arbitrator (who shall be neutral, impartial and unaffiliated with any party) within 15 days of the appointment of the second arbitrator.  If the third arbitrator has not been appointed within the time limit specified herein, then the AAA shall provide a list of proposed arbitrators in accordance with the Rules, and the arbitrator shall be appointed by the AAA in accordance with a listing, striking and ranking procedure, with each party having a limited number of strikes, excluding strikes for cause.

(c)                                  The place of arbitration shall be Boston, Massachusetts unless otherwise agreed by the parties.

(d)                                 There shall be only limited documentary discovery of documents directly related to the issues in dispute, as may be ordered by the arbitrators.

(e)                                  In rendering an award or decision (the “Award”), the arbitrators shall be required to follow the laws of the Commonwealth of Massachusetts.  Any arbitration proceedings or Award rendered hereunder and the validity, effect and interpretation of this arbitration agreement shall be governed by the Federal Arbitration Act, 9 U.S.C. §1 et seq.  The Award shall be in writing and may, but shall not be required to, briefly state the findings of fact and conclusions of law on which it is based.

(f)                                   Except to the extent expressly provided by Article 22 or as otherwise agreed by the parties, each party involved in a Dispute shall bear its own costs and expenses (including attorneys’ fees), and the arbitrators shall not render an award that would include shifting of any such costs or expenses (including attorneys’ fees) or, in a derivative case or class action, award any portion of Assignor’s or Assignee’s award to the claimant or the claimant’s attorneys.  Except to the extent otherwise agreed by the parties, each party (or, if there are more than two parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand, respectively) shall bear the costs and expenses of its (or their) selected arbitrator and the parties (or, if there are more than two parties to the Dispute, all claimants, on the one hand, and all respondents, on the other hand) shall equally bear the costs and expenses of the third appointed arbitrator.

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(g)                                  An Award shall be final and binding upon the parties thereto and shall be the sole and exclusive remedy between such parties relating to the Dispute, including any claims, counterclaims, issues or accounting presented to the arbitrators.  Judgment upon the Award may be entered in any court having jurisdiction.  To the fullest extent permitted by law, no application or appeal to any court of competent jurisdiction may be made in connection with any question of law arising in the course of arbitration or with respect to any award made except for actions relating to enforcement of this agreement to arbitrate or any arbitral award issued hereunder and except for actions seeking interim or other provisional relief in aid of arbitration proceedings in any court of competent jurisdiction.

(h)                                 Any monetary award shall be made and payable in U.S. dollars free of any tax, deduction or offset.  Each party against which the Award assesses a monetary obligation shall pay that obligation on or before the 30th day following the date of the Award or such other date as the Award may provide.

(i)                                     This Article 22 is intended to benefit and be enforceable by the shareholders, trustees, directors, officers, managers (including Reit Management & Research LLC or its successor), agents or employees of any party and the parties and shall be binding on the shareholders of any party and the parties, as applicable, and shall be in addition to, and not in substitution for, any other rights to indemnification or contribution that such individuals or entities may have by contract or otherwise.

4.                                      Schedule 1.  Schedule 1 to Amended Lease No. 4 is deleted in its entirety and replaced with Schedule 1 attached hereto.

5.                                      Exhibit A.  Exhibit A to Amended Lease No. 4 is amended by adding Exhibits A-28 through A-30 attached hereto immediately following Exhibit A-27 to Amended Lease No. 4.

6.                                      Ratification.  As amended hereby, Amended Lease No. 4 is hereby ratified and confirmed.

[Remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Amendment as a sealed instrument as of the date above first written.

LANDLORD:

SNH SOMERFORD PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

SNH NS PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

SNH/LTA PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

SPTIHS PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

SNH CHS PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

SNH/LTA PROPERTIES GA LLC

By:	/s/ David J. Hegarty
David J. Hegarty
President

CCOP SENIOR LIVING LLC

By:	/s/ David J. Hegarty
David J. Hegarty
President

TENANT:

FIVE STAR QUALITY CARE TRUST

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President

FIVE STAR QUALITY CARE -
NS TENANT, LLC

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President

FS TENANT HOLDING COMPANY TRUST

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President

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SCHEDULE 1

PROPERTY-SPECIFIC INFORMATION

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-1	Somerford Place - Stockton 3530 Deer Park Drive Stockton, CA 95219	2009	N/A	03/31/2008	8%
A-2	La Villa Grande Care Center 2501 Little Bookcliff Drive Grand Junction, CO 81501	2005	$5,205,189	12/31/2001	10%
A-3	Court at Palm-Aire 2701 North Course Drive Pompano Beach, FL 33069	2007	$12,992,201	09/01/2006	8.25%
A-4	Intentionally Deleted	N/A	N/A	N/A	N/A
A-5	Intentionally Deleted	N/A	N/A	N/A	N/A
A-6	Northlake Gardens 1300 Montreal Road Tucker, GA 30084	2006	$2,240,421	06/03/2005	9%
A-7	Westridge Quality Care & Rehabilitation 600 Manor Drive Clarinda, IA 51632	2005	$2,933,641	12/31/2001	10%
A-8	Brenden Gardens 900 Southwind Road Springfield, IL 62703	2007	$1,802,414	09/01/2006	8.25%
A-9	Overland Park Place 6555 West 75th Street Overland Park, KS 66204	2005	$2,539,735	10/25/2002	10%
A-10	Morningside of Mayfield 1517 West Broadway Mayfield, KY 42066	2006	$1,197,256	11/19/2004	9%
A-11	The Neighborhood of Somerset 100 Neighborly Drive Somerset, KY 42503	2007	$1,893,629	11/05/2006	8.25%
A-12	Centennial Park Retirement Village 510 Centennial Circle North Platte, NE 69101	2009	N/A	02/17/2008	8%
A-13	Westgate Assisted Living 3030 South 80th Street Omaha, NE 68124	2006	$2,210,173	06/03/2005	9%
A-14	NewSeasons at Cherry Hill 490 Cooper Landing Road Cherry Hill, NJ 08002*	N/A	N/A	12/29/2003	10%
A-15	NewSeasons at Mount Arlington 2 Hillside Drive Mount Arlington, NJ 07856*	N/A	N/A	12/29/2003	10%
A-16	NewSeasons at New Britain 800 Manor Drive Chalfont, PA 18914*	N/A	N/A	12/29/2003	10%
A-17	NewSeasons at Clarks Summit 950 Morgan Highway Clarks Summit, PA 18411*	N/A	N/A	12/29/2003	10%
A-18	NewSeasons at Exton 600 North Pottstown Pike Exton, PA 19341*	N/A	N/A	12/29/2003	10%

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-19	NewSeasons at Glen Mills (Concordville) 242 Baltimore Pike Glen Mills, PA 19342*	N/A	N/A	12/29/2003	10%
A-20	NewSeasons at Tiffany Court 700 Northampton Street Kingston, PA 18704*	N/A	N/A	12/29/2003	10%
A-21	Morningside of Greenwood 116 Enterprise Court Greenwood, SC 29649	2006	$1,322,836	06/03/2005	9%
A-22	Montevista at Coronado 1575 Belvidere Street El Paso, TX 79912	2005	$8,149,609	01/11/2002	10%
A-23	Dominion Village at Poquoson 531 Wythe Creek Road Poquoson, VA 23662	2005	$1,359,832	5/30/2003	10%
A-24	Morningside in the West End 3000 Skipwith Road Richmond, VA 23294	2006	$3,792,363	11/19/2004	9%
A-25	Worland Healthcare & Rehabilitation Center 1901 Howell Avenue Worland, WY 82401	2005	$3,756,035	12/31/2001	10%
A-26	Brandon Woods at Alvamar 1501 Inverness Drive Lawrence, KS 66047	2010	N/A	10/01/2009	8.75%
A-27	McCarthy Court II 1325 McCarthy Boulevard New Bern, North Carolina	2012	N/A	06/20/2011	7.5%
A-28	Remington Club I & II 16925 and 16916 Hierba Drive San Diego, CA 92128	2005	$20,853,252	01/11/2002	10.0%
A-29	Savannah Square One Savannah Square Drive Savannah, GA 31406	2007	$6,931,887	10/01/2006	9.0%
A-30	Morningside of Bellgrade 2800 Polo Parkway Midlothian, VA 23113	2006	$4,992,156	11/19/2004	9.0%

“*” indicates New Seasons Property

EXHIBIT A-28

Remington Club I & II

16925 and 16916 Hierba Drive

San Diego, CA 92128

(See attached copy.)

EXHIBIT A-29

Savannah Square

One Savannah Square Drive

Savannah, GA 31406

(See attached copy.)

EXHIBIT A-30

Morningside of Bellgrade

2800 Polo Parkway

Midlothian, VA 23113

(See attached copy.)